UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2018

Mellanox Technologies, Ltd.

(Exact name of Registrant as Specified in its Charter)

Israel	001-33299	98-0233400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Beit Mellanox

Yokneam, Israel 2069200

(Address of Principal Executive Offices, including Zip Code)

+972-4-909-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Mellanox Technologies, Ltd. (the “Company”) held its extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) on May 24, 2018. A total of 52,751,603 ordinary shares of the Company held by shareholders of record at the close of business on May 10, 2018 were entitled to vote at the Extraordinary General Meeting.

At the Extraordinary General Meeting, the Company’s shareholders voted on the following two proposals and approved each of them by the requisite majority required under the Israeli Companies Law, 1999 (the “Companies Law”):

Proposal One: To approve an amendment to Article 39(a) of the Company’s current amended and restated articles of association to require that in the event of a contested election directors will be elected by a plurality of the votes cast.

For	Against	Abstain
35,586,187	513,725	12,084

Proposal One was approved by the Company’s shareholders by the requisite majority required under the Companies Law.

Proposal Two: To approve an amendment to Article 39(b) of the Company’s current amended and restated articles of association to, among other matters described in the Company’s proxy statement for the Extraordinary General Meeting, require that (A) any nominee for election to the Board of Directors of the Company must consent to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in connection with any general meeting of shareholders at which such nominee is nominated for election as a director, and (B) each proxy card used in connection with the election of directors of the Company must include all nominees for election as directors of the Company and satisfy certain other requirements as set forth in detail in the Company’s proxy statement for the Extraordinary General Meeting.

For	Against	Abstain
35,850,024	247,462	14,510

Proposal Two was approved by the Company’s shareholders by the requisite majority required under the Companies Law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 24, 2018	MELLANOX TECHNOLOGIES, LTD.

	By:	/s/ Alinka Flaminia
	Name:	Alinka Flaminia
	Title:	Senior Vice President, General Counsel